FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of financial risk management [text block] [Abstract]
FINANCIAL RISK MANAGEMENT

NOTE 3 - FINANCIAL RISK MANAGEMENT

3.1. Financial risk factors

The Company is exposed to different financial risks: (a) market risk, (b) credit risk, and (c) liquidity risk. The program overall risk management of the Company aims to minimize the adverse effects of financial risks affecting the company.

(a) Market risk

Due to the nature of its operations, the Company is exposed to market factors such as: (i) fuel-price risk, (ii) exchange -rate risk (FX), and (iii) interest -rate risk.

The Company has developed policies and procedures for managing market risk, which aim to identify, quantify, monitor and mitigate the adverse effects of changes in market factors mentioned above.

For the foregoing, Management monitors the evolution of fuel price levels, exchange rates and interest rates, quantifies exposures and their risk, and develops and executes hedging strategies.

(i) Fuel-price risk:

Exposure:

For the execution of its operations the Company purchases a fuel called Jet Fuel grade 54 USGC, which is subject to the fluctuations of international fuel prices.

Mitigation:

To hedge the risk exposure fuel, the Company operates with derivative instruments (swaps and options) whose underlying assets may be different from Jet Fuel, such as West Texas Intermediate (“WTI”) crude, Brent (“BRENT”) crude and distillate Heating Oil (“HO”), which have a high correlation with Jet Fuel and greater liquidity.

Fuel Hedging Results:

As of December 31, 2021, the Company recognized profit of US$ 10.1 million for fuel hedge net of premiums in the costs of sale for the year. During the same period of 2020, the Company recognized losses of US$ 14,3 million for the same concept.

As of December 31, 2021 the market value of the fuel positions was US$ 17.6 million (positive). At the end of December 2020, this market value was US$ 1.3 million (positive).

The following tables show the level of hedge for different periods:

Positions as of December 31, 2021 (*)	Maturities
	Q122	Q222	Q322	Q422	Total
Percentage of coverage over the expected volume of consumption	25%	30%	17%	14%	21%

(*) The percentage shown in the table considers all the hedging instruments (swaps and options).

Positions as of December 31, 2020 (*)	Maturities
	Q121	Q221	Q321	Q421	Total
Percentage of coverage over the expected volume of consumption	3%	3%	3%	3%	3%

(*) The volume shown in the table considers all the hedging instruments (swaps and options).

Sensitivity analysis

A drop in fuel price positively affects the Company through a reduction in costs. However, also negatively affects contracted positions as these are acquired to protect the Company against the risk of a rise in price. The policy therefore is to maintain a hedge-free percentage in order to be competitive in the event of a drop in price.

The current hedge positions are booked as cash flow hedge contracts, so a variation in the fuel price has an impact on the Company’s net equity.

The following tables show the sensitivity of financial instruments according to reasonable changes in the price of fuel and their effect on equity.

The calculations were made considering a parallel movement of US$ 5 per barrel in the underlying reference price curve at the end of December 2021 and the end of December 2020. The projection period was defined until the end of the last fuel hedging contract in force, corresponding to the last business day of the fourth quarter of the year 2022.

	Positions as of December 31, 2021	Positions as of December 31, 2020
Benchmark price	effect on Equity	effect on Equity
(US$ per barrel)	(MUS$)	(MUS$)
+5	+2.7	+0.6
-5	-3.3	-0.6

Given the fuel hedging structure during half – year 2021, which considers a portion free of hedges, a vertical drop of 5 dollars in the JET reference price (considered as the monthly daily average), would have meant an impact of approximately US$ 79.2 million lower fuel cost. For the same period, a vertical rise of 5 dollars in the JET reference price (considered as the monthly daily average), would have meant an approximate impact of US$ 80.8 million in higher fuel costs.

(ii) Foreign exchange rate risk:

Exposure:

The functional and presentation currency of the financial statements of the Parent Company is the US dollar, so that the risk of the Transactional and Conversion exchange rate arises mainly from the Company’s business, strategic and accounting operating activities that are expressed in a monetary unit other than the functional currency.

The subsidiaries of LATAM are also exposed to foreign exchange risk whose impact affects the Company’s Consolidated Income.

The largest operational exposure to LATAM’s exchange risk comes from the concentration of businesses in Brazil, which are mostly denominated in Brazilian Real (BRL), and are actively managed by the company.

At a lower concentration, the Company is also exposed to the fluctuation of other currencies, such as: Euro, Pound sterling, Australian dollar, Colombian peso, Chilean peso, Argentine peso, Paraguayan Guarani, Mexican peso, Peruvian Sol and New Zealand dollar.

Mitigation:

The Company mitigates currency risk exposures by contracting derivative instruments or through natural hedges or execution of internal operations.

Exchange Rate Hedging Results (FX):

With the objective of reducing exposure to the exchange rate risk in the operational cash flows of 2021, and securing the operating margin, LATAM makes hedges using FX derivatives.

As of December 31, 2021 and December 31, 2020 the Company did not maintain FX derivatives.

During the year ended December 31, 2021, the Company did not recognize earnings for FX coverage net of premiums. During the same period of 2020, the Company recognized gains of US$ 3.2 million for FX hedging net of premiums.

As of December 31, 2021 and December 31, 2020 the company does not hold FX derivatives that are not recognized as hedge accounting.

Sensitivity analysis:

A depreciation of the R$/US$ exchange rate, negatively affects the Company’s operating cash flows, however, also positively affects the value of the positions of derivatives contracted.

FX derivatives are recorded as cash flow hedge contracts; therefore, a variation in the exchange rate has an impact on the market value of the derivatives, the changes of which affect the Company’s net equity.

As of December 31, 2021 and December 31, 2020 the Company had no current FX derivatives for BRL.

In the case of TAM S.A, whose functional currency is the Brazilian real, a large part of its liabilities is expressed in US dollars. Therefore, when converting financial assets and liabilities, from dollar to real, they have an impact on the result of TAM S.A., which is consolidated in the Company’s Income Statement.

In order to reduce the impact on the Company’s result caused by appreciations or depreciations of R $ / US $, the Company has executed internal operations to reduce the net exposure in US $ for TAM S.A.

The following table shows the variation in financial results when the R$/US$ exchange rate appreciates or depreciates by 10%:

Appreciation (depreciation)	Effect December 31, 2021	Effect December 31, 2020
De R$/US$	(MUS$)	(MUS$)
-10%	+51.9	-10.9
+10%	-51.9	+10.9

Effects of exchange rate derivatives in the Financial Statements

The profit or losses caused by changes in the fair value of hedging instruments are segregated between intrinsic value and temporary value. The intrinsic value is the actual percentage of cash flow covered, initially shown in equity and later transferred to income, while the hedge transaction is recorded in income. The temporary value corresponds to the ineffective portion of cash flow hedge which is recognized in the financial results of the Company (Note 19).

Due to the functional currency of TAM S.A. and Subsidiaries is the Brazilian real, the Company presents the effects of the exchange rate fluctuations in Other comprehensive income by converting the Statement of financial position and Income statement of TAM S.A. and Subsidiaries from their functional currency to the U.S. dollar, which is the presentation currency of the consolidated financial statement of LATAM Airlines Group S.A. and Subsidiaries.

The following table shows the change in Other comprehensive income recognized in Total equity in the case of appreciate or depreciate 10% the exchange rate R$/US$:

Appreciation (depreciation)	Effect at December 31, 2021	Effect at December 31, 2020
of R$/US$	MUS$	MUS$
-10%	+96.66	+191.53
+10%	-79.09	-156.71

(iii) Interest -rate risk:

Exposure:

The Company is exposed to fluctuations in interest rates affecting the markets future cash flows of the assets, and current and future financial liabilities.

The Company is exposed in one portion to the variations of London Inter-Bank Offer Rate (“LIBOR”) and other interest rates of less relevance are Brazilian Interbank Deposit Certificate (“IDC”). Because the publication of LIBOR will cease for June 2023, the company has begun to migrate to the adoption of SOFR as an alternative rate, which will materialize with the termination of LIBOR.

Mitigation:

At the end of December 31, the Company did not have current interest rate derivative positions. Currently a 40% (42% at December 31, 2020) of the debt is fixed to fluctuations in interest rate. Most of this debt is indexed to a benchmark rate based on LIBOR.

To mitigate the effect of those derivatives that will be affected by the transition from LIBOR to SOFR, the Company is evaluating adherence to the ISDA protocol in the case of derivatives and is following the recommendations of the relevant authorities, including the Alternative Reference Rates Committee. (“ARRC”) in the case of debt, in line with the measures generally adopted by the market for the replacement of LIBOR in debt contracts.

Rate Hedging Results:

As of December 31, 2021, the Company did not hold current interest rate derivative positions. At the end of December 2020, the Company did not hold current interest rate derivative positions.

Sensitivity analysis:

The following table shows the sensitivity of changes in financial obligations that are not hedged against interest-rate variations. These changes are considered reasonably possible, based on current market conditions each date.

Increase (decrease)	Positions as of December 31, 2021	Positions as of December 31, 2020
futures curve	effect on profit or loss before tax	effect on profit or loss before tax
in libor 3 months	(MUS$)	(MUS$)

+100 basis points	-46.31	-42.11
-100 basis points	+46.31	+42.11

As of December 31, 2021, the Company does not hold current interest rate derivative positions. The above calculations were vertically increased (decreased) 100 basis points of the three-month Libor future curve, both scenarios being reasonably possible based on historical market conditions.

The assumptions of sensitivity calculation must assume that forward curves of interest rates do not necessarily reflect the real value of the compensation flows. Moreover, the structure of interest rates is dynamic over time.

On March 5, 2021, the ICE Benchmark Administration (“IBA”) announced that, as a result of little access to the information necessary for calculating rates, the publication of the 1-week, 2-months USD rates will cease to be published on December 31, 2021 and the remaining terms will cease on June 30, 2023. Although the adoption of alternative rates is voluntary, the impending discontinuation of LIBOR makes it essential that market participants consider moving to alternative rates such as SOFR and that they have appropriate alternative language in existing contracts that reference the discontinuation of LIBOR. In this regard, the Company identifies that its derivative and debt contracts may be affected by the change in the relevant rate. To mitigate the effect, the Company is evaluating adherence to the ISDA protocol in the case of derivatives and is following the recommendations of the relevant authorities, including the Alternative Reference Rates Committee (“ARRC”) in the case of debt, online with the measures generally adopted by the market for the replacement of LIBOR in debt contracts.

Currently, the Company only has fuel derivatives with a nominal value equivalent to 21%’s hedge of the total consumption expected for the next 12 months.

(b) Credit risk

Credit risk occurs when the counterparty does not meet its obligations to the Company under a specific contract or financial instrument, resulting in a loss in the market value of a financial instrument (only financial assets, not liabilities). The client portfolio at December 31, 2021 increased when compared to the balance as of December 31, 2020 by 48%, mainly due to an increase in passenger transport operations (travel agencies and corporate) that increased by 124% in sales, mainly from a 68% of credit card payments and 32% in cash sales. Instead, the cargo business showed an increase in its net income of 23% compared to December 2020. The cargo business increase in its operation in a 23% compared to December 2020. In the case of clients who still have pending balances and that the administration considered risky, the corresponding measures were taken to consider expected credit loss The provision at the end of December 2021 had a decrease of 34% compared to December 31, 2020, as a result of the decrease in the portfolio for recoveries and for the application of write-offs in the years.

The Company is exposed to credit risk due to its operational activities and its financial activities, including deposits with banks and financial institutions, investments in other types of instruments, exchange rate transactions and contracting derivative instruments or options.

To reduce the credit risk related to operational activities, the Company has implemented credit limits to limit the exposure of its debtors, which are permanently monitored for the LATAM network, when deemed necessary, agencies have been blocked for cargo and passenger businesses.

(i) Financial activities

Cash surpluses that remain after the financing of assets necessary for the operation are invested according to credit limits approved by the Company’s Board, mainly in time deposits with different financial institutions, private investment funds, short-term mutual funds, and easily-liquidated corporate and sovereign bonds with short remaining maturities. These investments are booked as Cash and cash equivalents and other current financial assets.

In order to reduce counterparty risk and to ensure that the risk assumed is known and managed by the Company, investments are diversified among different banking institutions (both local and international). The Company evaluates the credit standing of each counterparty and the levels of investment, based on (i) their credit rating, (ii) the equity size of the counterparty, and (iii) investment limits according to the Company’s level of liquidity. According to these three parameters, the Company chooses the most restrictive parameter of the previous three and based on this, establishes limits for operations with each counterparty.

The Company has no guarantees to mitigate this exposure.

Additionally, section 345(b) of the Chapter 11 of the US Bankruptcy Code imposes restrictions on, among other things, the institutions where the Debtors can hold their cash. In particular, it establishes that cash should be held in what are called Authorized Bank Depositories, which are US Banking Institutions that are accepted by the US Trustee Program of the US Department of Justice.  Such Authorized Bank Depositories have generally agreed with the US Trustee Program to maintain collateral of no less than 115% of the aggregate funds on deposit (in excess of FDIC insurance limit) by (i) surety bond or (ii) US Treasury securities. Consequently, pursuant to Section 345(b), as implemented through an agreement with the Office of the United States Trustee, as of the year end the Company held the majority of its cash and equivalents in Banks in the US that are depositories authorized by Office of the United States Trustee for the Southern District of New York. Otherwise, the DIP Facility contains certain restrictions on new investments made by the Debtors during the term of the facility.

(ii) Operational activities

The Company has four large sales “clusters”: travel agencies, cargo agents, airlines and credit-card administrators. The first three are governed by International Air Transport Association, international (“IATA”) organization comprising most of the airlines that represent over 90% of scheduled commercial traffic and one of its main objectives is to regulate the financial transactions between airlines and travel agents and cargo. When an agency or airline does not pay their debt, they are excluded from operating with IATA’s member airlines. In the case of credit-card administrators, they are fully guaranteed by 100% by the issuing institutions.

Under certain of the Company’s credit card processing agreements, the financial institutions have the right to require that the Company maintain a reserve equal to a portion of advance ticket sales that have been processed by that financial institution, but for which the Company has not yet provided the air transportation. Additionally, the financial institutions have the ability to require additional collateral reserves or withhold payments related to receivables to be collected if increased risk is perceived related to liquidity covenants in these agreements or negative balances occur.

The exposure consists of the term granted, which fluctuates between 1 and 45 days.

One of the tools the Company uses for reducing credit risk is to participate in global entities related to the industry, such as IATA, Business Sales Processing (“BSP”), Cargo Account Settlement Systems (“CASS”), IATA Clearing House (“ICH”) and banks (credit cards). These institutions fulfill the role of collectors and distributors between airlines and travel and cargo agencies. In the case of the Clearing House, it acts as an offsetting entity between airlines for the services provided between them. A reduction in term and implementation of guarantees has been achieved through these entities. Currently the sales invoicing of TAM Linhas Aéreas S.A. related with travel agents and cargo agents for domestic transportation in Brazil is done directly by TAM Linhas Aéreas S.A.

Credit quality of financial assets

The external credit evaluation system used by the Company is provided by IATA. Internal systems are also used for particular evaluations or specific markets based on trade reports available on the local market. The internal classification system is complementary to the external one, i.e. for agencies or airlines not members of IATA, the internal demands are greater.

To reduce the credit risk associated with operational activities, the Company has established credit limits to abridge the exposure of their debtors which are monitored permanently (mainly in case of operational activities of TAM Linhas Aéreas S.A. with travel agents). The bad-debt rate in the principal countries where the Company has a presence is insignificant.

(c) Liquidity risk

Liquidity risk represents the risk that the Company does not have sufficient funds to pay its obligations.

Due to the cyclical nature of its business, the operation and investment needs, along with the need for financing, the Company requires liquid funds, defined as Cash and cash equivalents plus other short-term financial assets, to meet its payment obligations. On May 26, 2020, the Company and its subsidiaries in Chile, Peru, Colombia, Ecuador and the United States began a voluntary process of reorganization and restructuring of their debt under the protection of the Chapter 11 of the United States, to which on July 9, the Brazilian subsidiary and certain of its subsidiaries were included, in order to preserve the group’s liquidity. In light of the unprecedented impact COVID-19 has had on the global aviation industry, this reorganization process provides LATAM with the opportunity to work with the group’s creditors, and main stakeholders, to reduce its debt and obtain new sources of financing, providing the company with the tools to adapt the group to this new reality.

The balance of liquid funds, future cash generation and the ability to obtain financing, provides the Company with alternatives to meet future investment and financing commitments.

As of December 31, 2021, the balance of liquid funds is US$ 1,047 million (US $ 1,696 million as of December 31, 2020), which are invested in short-term instruments through financial entities with a high credit rating classification.

As of December 31, 2021, LATAM maintains a committed revolving credit facility (Revolving Credit Facility) for a total amount of US$ 600 million, which is fully drawn. This line is secured by and subject to the availability of collateral (i.e. aircraft, engines and spare parts).

Finally, during the fourth quarter of 2021, the company has reduced budgeted investments by approximately US$ 146 million, mainly related to maintenance, given the lower operation, purchase of engines, investments in cabins and other projects. In addition, LATAM has not received aircraft that it was committed to receiving in 2021, which at the beginning of the year reached US$ 773 million.

After filing Chapter 11 protection, the company received authorization from the Bankruptcy Court for the “debtors in possession” (DIP) financing, in the form of a multi-draw term loan facility in an aggregate principal amount of up to US$ 3.2 billion divided in Tranche A, B and C. Initially, Tranches A and C were committed for a total of US$2.45 billion. To date, these three tranches are fully committed after the approval on October 18 of a proposal to grant financing under Tranche B of the DIP for a total of US$750 million, thus allowing LATAM to access lower financing costs in the next disbursements of the DIP financing.

1) A Tranche A, which is committed for up to US$ 1.3 billion, out of which (i) US$ 1.125 billion were be provided by Oaktree Capital Management, L.P. or certain entities related to it; and (ii) US$ 175 million were be provided by Knighthead, Jefferies and / or other entities that are part of the syndicate of creditors organized by Jefferies;

2) A Tranche B for an amount up to US $750 million that will be contributed by a group of financiers including Oaktree Capital Management, L.P. and Apollo Management Holdings, L.P. and other certain funds advised by them; and

3) A Tranche C for a capital amount of up to US$ 1.15 billion, of which (i) US$ 750 million was provided by a certain group of LATAM’s shareholders composed by Grupo Cueto, Grupo Eblen and Qatar Airways, or certain related entities; (ii) US$ 250 million was provided by Knighthead, Jefferies and / or other entities that are part of the syndicate of creditors organized by Jefferies; and (iii) US$ 150 million which was committed by certain additional shareholder investors through a public investment fund managed by Toesca S.A., through a “joinder” or supplement to the “DIP Agreement” subscripted on November 6, 2020.

In consideration of the extension of the health and mobility restrictions imposed by the authorities in the countries where the group operates, as well as the analysis of the company’s liquidity projection, beginning on October 8, 2020, LATAM has made four withdrawals under the DIP Credit Agreement. In accordance with the terms of the “DIP Agreement”, Debtors must maintain consolidated liquidity of at least US $ 400 million, considering the undrawn line of the DIP, and meet certain milestones with respect to the Chapter 11 Proceedings.

The amounts by Tranche are summarized in the table below:

	As of December 31, 2021			As of December 31, 2020
Tranche	Committed amount	Withdrew amount	Available amount	Committed amount	Withdrew amount	Available amount
	MUS$	MUS$	MUS$	MUS$	MUS$	MUS$

Tranche A	1,300	876	424	1,300	650	650
Tranche B	750	300	450	-	-	-
Tranche C	1,150	774	376	1,150	500	650
Total	3,200	1,950	1,250	2,450	1,150	1,300

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2021

Debtor: LATAM Airlines Group S.A. and Subsidiaries, Tax No. 89.862.200-2 Chile.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Loans to exporters
97.018.000-1	CITIBANK	Chile	US$	115,350	-	-	-	-	115,350	114,000	At Expiration	2.96	2.96
97.030.000-7	ITAU	Chile	US$	20,140	-	-	-	-	20,140	20,000	At Expiration	4.20	4.20
0-E	HSBC	Chile	US$	12,123	-	-	-	-	12,123	12,000	At Expiration	4.15	4.15
Bank loans
97.023.000-9	CORPBANCA	Chile	UF	10,236	-	-	-	-	10,236	10,106	Quarterly	3.35	3.35
0-E	SANTANDER	Spain	US$	751	2,604	106,939	-	-	110,294	106,427	Quarterly	2.80	2.80
0-E	CITIBANK	U.S.A.	UF	60,935	-	-	-	-	60,935	60,935	At Expiration	3.10	3.10
Obligations with the public
97.030.000-7	BANCO ESTADO	Chile	UF	36,171	179,601	31,461	31,461	369,537	648,231	502,897	At Expiration	4.81	4.81
0-E	BANK OF NEW YORK	U.S.A.	US$	184,188	104,125	884,188	856,000	-	2,028,501	1,500,000	At Expiration	7.16	6.94
Guaranteed obligations
0-E	BNP PARIBAS	U.S.A.	US$	17,182	19,425	40,087	41,862	95,475	214,031	198,475	Quarterly	1.48	1.48
0-E	MUFG	U.S.A.	US$	29,652	17,921	36,660	37,829	55,297	177,359	166,712	Quarterly	1.64	1.64
0-E	WILMINGTON TRUST COMPANY	U.S.A.	US$	933	4,990	29,851	36,337	89,263	161,374	144,358	Quarterly / Monthly	3.17	1.60
Other guaranteed obligation
0-E	CREDIT AGRICOLE	France	US$	273,199	-	-	-	-	273,199	273,199	At Expiration	1.82	1.82
0-E	MUFG	U.S.A.	US$	8,150	46,746	94,062	14,757	-	163,715	156,933	Quarterly	1.72	1.72
0-E	CITIBANK	U.S.A.	US$	613,419	-	-	-	-	613,419	600,000	At Expiration	2.00	2.00
0-E	BANK OF UTAH	U.S.A.	US$	-	1,858,051	-	-	-	1,858,051	1,644,876	At Expiration	22.71	12.97
0-E	EXIM BANK	U.S.A.	US$	271	1,173	3,375	10,546	55,957	71,322	62,890	Quarterly	1.84	1.84
Financial lease
0-E	CREDIT AGRICOLE	France	US$	699	1,387	-	-	-	2,086	2,052	Quarterly	3.68	3.23
0-E	CITIBANK	U.S.A.	US$	19,268	59,522	5,721	-	-	84,511	83,985	Quarterly	1.37	0.79
0-E	BNP PARIBAS	U.S.A.	US$	7,351	26,519	21,685	-	-	55,555	54,918	Quarterly	1.56	0.96
0-E	NATIXIS	France	US$	5,929	34,328	59,574	59,930	130,131	289,892	261,458	Quarterly	2.09	2.09
0-E	US BANK	U.S.A.	US$	18,158	72,424	133,592	6,573	-	230,747	219,667	Quarterly	4.03	2.84
0-E	PK AIRFINANCE	U.S.A.	US$	853	5,763	10,913	-	-	17,529	16,851	Quarterly	1.88	1.88
0-E	EXIM BANK	U.S.A.	US$	2,758	11,040	61,167	249,466	269,087	593,518	533,127	Quarterly	2.88	2.03
Others loans
0-E	OTHERS (**)		US$	55,819	-	-	-	-	55,819	55,819	At Expiration	-	-
	TOTAL			1,493,535	2,445,619	1,519,275	1,344,761	1,064,747	7,867,937	6,801,685

(*)	Note that the liabilities reflect their contractual obligations in force at December 31, 2021
(**)	Obligation with creditors for executed letters of credit.

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2021

Debtor: TAM S.A. and Subsidiaries, Tax No. 02.012.862/0001-60, Brazil.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Bank loans
0-E	NCM	Netherlands	US$	990	-	-	-	-	990	943	Monthly	6.01	6.01
0-E	MERRIL LYNCH CREDIT PRODUCTS LLC	U.S.A.	BRL	185,833	-	-	-	-	185,833	185,833	Monthly	3.95	3.95
0-E	BANCO BRADESCO	Brazil	BRL	74,661	-	-	-	-	74,661	74,661	Monthly	4.33	4.33
Financial leases
0-E	NATIXIS	France	US$	486	2,235	4,080	11,076	-	17,877	17,326	Quarterly	2.74	2.74
0-E	GA TELESIS LLC	U.S.A.	US$	762	2,706	4,675	4,646	5,077	17,866	10,999	Monthly	14.72	14.72
Others Loans
0-E	Deustche Bank (**)	Brazil	US$	20,689	-	-	-	-	20,689	20,689	At Expiration	-	-
	TOTAL			283,421	4,941	8,755	15,722	5,077	317,916	310,451

(*)	Note that the liabilities reflect their contractual obligations in force at December 31, 2021
(**)	Obligation with creditors for executed letters of credit

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2021

Debtor: LATAM Airlines Group S.A. and Subsidiaries, Tax No. 89.862.200-2, Chile.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Lease Liability
-	AIRCRAFT	OTHERS	US$	694,568	469,568	767,629	811,843	778,613	3,522,221	2,883,657	-	-	-
-	OTHER ASSETS	OTHERS	US$	9,859	11,820	22,433	23,365	8,651	76,128	73,615	-	-	-
			UF	1,759	982	245	76	231	3,293	2,621	-	-	-
			COP	2	7	35	-	-	44	42	-	-	-
			EUR	198	112	293	-	-	603	599	-	-	-
			PEN	4	7	97	-	-	108	103	-	-	-
Trade and other accounts payables
-	OTHERS	OTHERS	US$	665,645	165,085	-	-	-	830,730	830,730	-	-	-
			CLP	214,224	4,912	-	-	-	219,136	219,136	-	-	-
			BRL	365,486	5,258	-	-	-	370,744	370,744	-	-	-
			Other currency	542,304	3,719	-	-	-	546,023	546,023	-	-	-
Accounts payable to related parties currents (*)
Foreign	Inversora Aeronáutica Argentina S.A.	Argentina	US$	-	5	-	-	-	5	5	-	-	-
Foreign	Delta Airlines	U.S.A	US$	-	2,268	-	-	-	2,268	2,268	-	-	-
Foreign	Patagonia Seafarms INC	U.S.A	CLP	-	7	-	-	-	7	7	-	-	-
81.062.300-4	Costa Verde Aeronautica S.A.	Chile	CLP	-	175,819	-	-	-	175,819	175,819	-	-	-
Foreign	QA Investments Ltd	Jersey Channel Islands	US$	-	219,774	-	-	-	219,774	219,774	-	-	-
Foreign	QA Investments 2 Ltd	Jersey Channel Islands	US$	-	219,774	-	-	-	219,774	219,774	-	-	-
Foreign	Lozuy S.A.	Uruguay	US$	-	43,955	-	-	-	43,955	43,955	-	-	-
	Total			2,494,049	1,323,072	790,732	835,284	787,495	6,230,632	5,588,872
	Total consolidated			4,271,005	3,773,632	2,318,762	2,195,767	1,857,319	14,416,485	12,701,008

(*)	Trade and other accounts payables include claims resulting from Chapter 11 negotiation and are subject to settlement in accordance with the Reorganization plan.

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2020

Debtor: LATAM Airlines Group S.A. and Subsidiaries, Tax No. 89.862.200-2 Chile.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Loans to exporters
97.018.000-1	SCOTIABANK	Chile	US$	76,929	-	-	-	-	76,929	74,000	At Expiration	3.08	3.08
97.030.000-7	BANCO ESTADO	Chile	US$	41,543	-	-	-	-	41,543	40,000	At Expiration	3.49	3.49
76.645.030-K	ITAU	Chile	US$	20,685	-	-	-	-	20,685	20,000	At Expiration	4.20	4.20
97.951.000-4	HSBC	Chile	US$	12,545	-	-	-	-	12,545	12,000	At Expiration	4.15	4.15
Bank loans
97.023.000-9	CORPBANCA	Chile	UF	11,631	-	-	-	-	11,631	11,255	Quarterly	3.35	3.35
0-E	SANTANDER	Spain	US$	3,323	2,678	139,459	-	-	145,460	139,459	Quarterly	2.80	2.80
76.362.099-9	BTG	Chile	UF	2,104	68,920	-	-	-	71,024	67,868	At Expiration	3.10	3.10
Obligations with the public
97.030.000-7	BANCO ESTADO	Chile	UF	23,210	26,857	217,555	35,041	429,101	731,764	560,113	At Expiration	4.81	4.81
0-E	BANK OF NEW YORK	U.S.A.	US$	80,063	76,125	208,250	836,063	828,000	2,028,501	1,500,000	At Expiration	7.16	6.94
Guaranteed obligations
0-E	BNP PARIBAS	U.S.A.	US$	50,500	40,889	104,166	107,342	219,666	522,563	474,273	Quarterly / Semiannual	2.95	2.95
0-E	NATIXIS	France	US$	47,918	37,509	84,048	84,487	35,712	289,674	271,129	Quarterly	3.11	3.11
0-E	INVESTEC	England	US$	11,502	9,425	21,042	-	-	41,969	37,870	Semiannual	6.21	6.21
0-E	MUFG	U.S.A.	US$	37,114	28,497	77,881	80,678	194,901	419,071	382,413	Quarterly	2.88	2.88
0-E	SMBC	U.S.A.	US$	131,345	-	-		-	131,345	130,000	At Expiration	1.73	1.73
Other guaranteed obligation
0-E	CREDIT AGRICOLE	France	US$	1,347	275,773	-	-	-	277,120	273,199	At Expiration	1.92	1.92
0-E	MUFG	U.S.A.	US$	87,611	74,852	119,460	19,950	-	301,873	291,519	Quarterly	2.67	2.67
0-E	CITIBANK	U.S.A.	US$	3,405	10,404	603,443	-	-	617,252	600,000	At Expiration	2.27	2.27
0-E	BANK OF UTAH	U.S.A.	US$	-	-	952,990	-	-	952,990	793,003	At Expiration	22.19	13,19
Financial lease
0-E	ING	U.S.A.	US$	5,965	-	-	-	-	5,965	5,965	Quarterly	5.71	5.01
0-E	CREDIT AGRICOLE	France	US$	13,889	2,057	2,062	-	-	18,008	17,961	Quarterly	1.99	1.54
0-E	CITIBANK	U.S.A.	US$	79,117	61,983	118,372	46,115	19,118	324,705	312,792	Quarterly	2.58	1.77
0-E	PEFCO	U.S.A.	US$	1,926	-	-	-	-	1,926	1,926	Quarterly	5.65	5.03
0-E	BNP PARIBAS	U.S.A.	US$	14,851	2,343	793	-	-	17,987	17,951	Quarterly	1.81	1.41
0-E	WELLS FARGO	U.S.A.	US$	114,952	104,946	237,945	99,232	-	557,075	541,406	Quarterly	2.43	1.74
97.036.000-K	SANTANDER	Chile	US$	21,551	17,851	26,308	-	-	65,710	65,247	Quarterly	1.30	0.76
0-E	RRPF ENGINE LEASING	England	US$	4,093	3,382	8,826	4,870	-	21,171	18,489	Monthly	4.01	4.01
0-E	APPLE BANK	U.S.A.	US$	4,589	4,763	12,977	755	-	23,084	22,730	Quarterly	1.61	1.01
0-E	BTMU	U.S.A.	US$	11,620	9,647	26,261	770	-	48,298	47,609	Quarterly	1.63	1.03
0-E	US BANK	U.S.A.	US$	60,527	54,611	144,670	86,076	-	345,884	327,419	Quarterly	4.00	2.82
0-E	PK AIRFINANCE	U.S.A.	US$	4,624	12,202	3,153	-		19,979	19,522	Monthly	1.98	1.98
	TOTAL			980,479	925,714	3,109,661	1,401,379	1,726,498	8,143,731	7,077,118

(*)	Note that the liabilities reflect their contractual obligations in force at December 31, 2020

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2020

Debtor: TAM S.A. and Subsidiaries, Tax No. 02.012.862/0001-60, Brazil.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Bank loans

0-E	NCM	Netherlands	US$	452	497	61	-	-	1,010	943	Monthly	6.01	6.01
0-E	BANCO BRADESCO	Brazil	BRL	91,672	-	-	-	-	91,672	80,175	Monthly	4.34	4.33
0-E	BANCO DO BRASIL	Brazil	BRL	208,987	-	-	-	-	208,987	199,557	Monthly	3.95	3.95
Financial leases

0-E	NATIXIS	France	US$	31,482	9,276	42,383	-	-	83,141	81,260	Quarterly / Semiannual	4.09	4.09
0-E	WACAPOU LEASING S.A.	Luxembourg	US$	2,460	2,442	25	-	-	4,927	4,759	Quarterly	2.00	2.00
0-E	SOCIÉTÉ GÉNÉRALE MILAN BRANCH	Italy	US$	134,919	-	-	-	-	134,919	144,120	Quarterly	3.07	3.01
0-E	GA TELESIS LLC	U.S.A.	US$	758	1,753	4,675	4,675	7,969	19,830	12,261	Monthly	14.72	14.72

	TOTAL			470,730	13,968	47,144	4,675	7,969	544,486	523,075

(*)	Note that the liabilities reflect their contractual obligations in force at December 31, 2020

Class of liability for the analysis of liquidity risk ordered by date of maturity as of December 31, 2020

Debtor: LATAM Airlines Group S.A. and Subsidiaries, Tax No. 89.862.200-2, Chile.

					More than	More than	More than
				Up to	90 days	one to	three to	More than				Annual
		Creditor		90	to one	three	five	five		Nominal		Effective	Nominal
Tax No.	Creditor	country	Currency	days	year	years	years	years	Total	value	Amortization	rate	rate
				ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$		%	%
Lease Liability
-	AIRCRAFT	OTHERS	US$	226,510	679,529	877,438	812,821	889,072	3,485,370	3,026,573	-	-	-
-	OTHER ASSETS	OTHERS	US$	3,403	9,953	6,706	18,271	6,349	44,682	46,520	-	-	-
			UF	2,103	5,836	1,072	1,973	2,485	13,469	11,401	-	-	-
			COP	22	7	14	-	-	43	48	-	-	-
			EUR	156	443	188	-	-	787	772	-	-	-
			PEN	29	15	49	-	-	93	137	-	-	-
			BRL	1,002	3,891	14,414	-	-	19,307	35,555	-	-	-

Trade and other accounts payables
-	OTHERS	OTHERS	US$	330,172	47,781	-	-		377,953	377,953	-	-	-
			CLP	230,997	119,337	-	-		350,334	350,334	-	-	-
			BRL	359,350	5,859	-	-		365,209	365,209	-	-	-
			Other currency	598,619	65,684	-	-		664,303	664,303	-	-	-
Accounts payable to related parties currents
Foreign	Delta Airlines	U.S.A.	US$	805	-	-	-		805	805	-	-	-
Foreign	Patagonia Seafarms INC	U.S.A.	CLP	7	-	-	-		7	7
97.810.370-9	Inversiones Costa Verde Ltda. y CPA.	Chile	CLP	-	-	105,713	-		105,713	105,713
Foreign	QA Investments Ltd	Jersey Channel Islands	US$	-	-	132,141	-		132,141	132,141	-	-	-
Foreign	QA Investments 2 Ltd	Jersey Channel Islands	US$	-	-	132,141	-		132,141	132,141
Foreign	Lozuy S.A.	Uruguay	US$	-	-	26,428	-	-	26,428	26,428	-	-	-

	Total			1,753,175	938,335	1,296,304	833,065	897,906	5,718,785	5,276,040

	Total consolidated			3,204,384	1,878,017	4,453,109	2,239,119	2,632,373	14,407,002	12,876,233

The Company has fuel, interest rate and exchange rate hedging strategies involving derivatives contracts with different financial institutions.

At the end of 2020, the Company had delivered US$ 3 million in guarantees for derivative margins corresponding to cash and standby letters of credit. As of December 31, 2021, the Company maintains guarantees for US$ 5.5 million corresponding to derivative transactions. The increase was due to: i) greater subscription of hedging contracts than their maturity and ii) changes in fuel prices, exchange rates and interest rates.

3.2. Capital risk management

The objectives of the Company, in relation to capital management are: (i) to meet the minimum equity requirements and (ii) to maintain an optimal capital structure.

The Company monitors contractual obligations and regulatory requirements in the different countries where the group’s companies are domiciled to ensure faithful compliance with the minimum equity requirement, the most restrictive limit of which is to maintain positive liquid equity.

Additionally, the Company periodically monitors the short and long term cash flow projections to ensure that it has sufficient cash generation alternatives to meet future investment and financing commitments.

The international credit rating of the Company is the result of the ability to meet long-term financial commitments. As of December 31, 2021, and as a consequence of the expected decline in demand due to the COVID-19 pandemic and the Company’s filing for voluntary protection under the U.S. Chapter 11 reorganization statute, Standard & Poor’s, Moody’s y Fitch Ratings withdrew their credit ratings for LATAM

3.3. Estimates of fair value.

At December 31, 2021, the Company maintained financial instruments that should be recorded at fair value. These are grouped into two categories:

1. Derivative financial instruments:

This category includes the following instruments:

-	Interest rate derivative contracts,

-	Fuel derivative contracts,

-	Currency derivative contracts.

2. Financial Investments:

This category includes the following instruments:

-	Investments in short-term Mutual Funds (cash equivalent)

-	Private investment funds.

The Company has classified the fair value measurement using a hierarchy that reflects the level of information used in the assessment. This hierarchy consists of 3 levels (I) fair value based on quoted prices in active markets for identical assets or liabilities, (II) fair value calculated through valuation methods based on inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) and (III) fair value based on inputs for the asset or liability that are not based on observable market data.

The fair value of financial instruments traded in active markets, such as investments acquired for trading, is based on quoted market prices at the close of the period using the current price of the buyer. The fair value of financial assets not traded in active markets (derivative contracts) is determined using valuation techniques that maximize use of available market information. Valuation techniques generally used by the Company are quoted market prices of similar instruments and / or estimating the present value of future cash flows using forward price curves of the market at period end.

The following table shows the classification of financial instruments at fair value, depending on the level of information used in the assessment:

	As of December 31, 2021				As of December 31, 2020
		Fair value measurements using values considered as				Fair value measurements using values considered as
	Fair value	Level I	Level II	Level III	Fair value	Level I	Level II	Level III
	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$	ThUS$
Assets

Cash and cash equivalents	26,025	26,025	-	-	32,782	32,782	-	-
Short-term mutual funds	26,025	26,025	-	-	32,782	32,782	-	-

Other financial assets, current	26,467	1,637	24,830	-	4,097	366	3,731	-
Fair value of fuel derivatives	17,641	-	17,641	-	1,296	-	1,296	-
Private investment funds	347	347	-	-	348	348	-	-
Certificate of Deposit (CBD)	7,189	-	7,189	-	2,435	-	2,435	-
Domestic and foreign bonds	1,290	1,290	-	-	18	18	-	-

Liabilities

Other financial liabilities, current	5,671	-	5,671	-	5,671	-	5,671	-
Fair value of interest rate derivatives	2,734	-	2,734	-	2,734	-	2,734	-
Currency derivative not registered as hedge accounting	2,937	-	2,937	-	2,937	-	2,937	-

Additionally, at December 31, 2021, the Company has financial instruments which are not recorded at fair value. In order to meet the disclosure requirements of fair values, the Company has valued these instruments as shown in the table below:

	As of December 31, 2021		As of December 31, 2020
	Book	Fair	Book	Fair
	value	value	value	value
	ThUS$	ThUS$	ThUS$	ThUS$

Cash and cash equivalents	1,020,810	1,020,810	1,663,059	1,663,059
Cash on hand	2,120	2,120	4,277	4,277
Bank balance	558,078	558,078	732,578	732,578
Overnight	386,034	386,034	802,220	802,220
Time deposits	74,578	74,578	123,984	123,894
Other financial assets, current	74,671	74,671	46,153	46,153
Other financial assets	74,671	74,671	46,153	46,153
Trade debtors, other accounts receivable and Current accounts receivable	902,672	902,672	599,381	599,381
Accounts receivable from entities related, current	724	724	158	158
Other financial assets, not current	15,622	15,622	33,140	33,140
Accounts receivable, non-current	12,201	12,201	4,986	4,986

Other current financial liabilities	4,447,780	4,339,370	3,050,059	2,995,768
Accounts payable for trade and other accounts payable, current	4,860,153	4,860,153	2,322,125	2,322,125
Accounts payable to entities related, current	661,602	662,345	812	812
Other financial liabilities, not current	5,948,702	5,467,594	7,803,801	6,509,081
Accounts payable, not current	472,426	472,426	396,423	410,706

The book values of accounts receivable and payable are assumed to approximate their fair values, due to their short-term nature. In the case of cash on hand, bank balances, overnight, time deposits and accounts payable, non-current, fair value approximates their carrying values.

The fair value of other financial liabilities is estimated by discounting the future contractual cash flows at the current market interest rate for similar financial instruments (Level II). In the case of Other financial assets, the valuation was performed according to market prices at period end. The book value of Other financial liabilities, current or non-current, do not include lease liabilities.